UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

CARBONITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Avenue de Lafayette, Boston, Massachusetts 02111
(Address of principal executive offices, including ZIP code)
(617) 587-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

❒	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ❒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❒

Explanatory Note

Carbonite, Inc. (the “Company”) hereby amends its Current Report on Form 8-K ("Initial Form 8-K"), originally filed on March 19, 2018, related to the acquisition of all of the issued and outstanding capital stock of Mozy, Inc. (“Mozy”) as contemplated by a definitive Master Acquisition Agreement (the “Agreement”), dated as of February 12, 2018, by and among EMC Corporation, Mozy, Dell Technologies Inc and the Company. The Company is filing this Form 8-K/A for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K. The financial statements and information filed within this Form 8-K/A should be read in conjunction with the Initial Form 8-K.

Item 9.01 (a), (b) and (d)	Financial Statements and Exhibits.

2.1 +	Master Acquisition Agreement by and among Carbonite, Inc., EMC Corporation, Mozy, Inc. and Dell Technologies Inc. dated February 12, 2018.
10.1 +
Credit Agreement, dated as of March 19, 2018 by and between Carbonite, Inc., Silicon Valley Bank, Citizens Bank, N.A., HSBC Bank USA, N.A., Barclays Bank PLC and Wells Fargo Bank, National Association.

23.1 *	Consent of Independent Auditors
99.1 +	Press Release, dated March 19, 2018.
99.2 *	Abbreviated Financial Statements of Mozy
99.3 *	Unaudited Pro Forma Condensed Combined Financial Statements

* Filed herewith.
+ Previously filed/furnished with Initial Form 8-K on March 19, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on June 4, 2018.

CARBONITE, INC.

By:	/s/ Anthony Folger
Name:	Anthony Folger
Title:	Chief Financial Officer